UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

T Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-1111153	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16000 Dallas Parkway, Suite 125, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 720-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 21, 2014, T Bancshares, Inc. (the “Company”) filed a Current Report on Form 8-K (the “March 8-K”) with the Securities and Exchange Commission (“SEC”) to report that, on February 26, 2014, the Audit Committee of the Board of Directors of the Company approved the decision to change accounting firms and empowered the Audit Committee Chairman to dismiss BKD, LLP (“BKD”) as its independent registered public accounting firm effective upon completion of BKD’s agreed upon services for the fiscal year ended December 31, 2013.  This Amendment No. 1 to Current Report on Form 8-K amends the March 8-K to update the disclosures provided in the March 8-K through the completion of services by BKD and to provide the disclosure required under Item 4.01(b) for the Company’s new accounting firm.

Item 4.01                      Changes in Registrant’s Certifying Accountant

(a)           In connection with the audits of the two fiscal years ended December 31, 2013 and 2012, and the subsequent interim period preceding BKD’s termination, there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of BKD would have caused BKD to make reference to the subject matter of disagreements in connection with its reports. BKD's audit report on the consolidated financial statements of the Company as of and for the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  A copy of the disclosures contained in this Amendment No. 1 to Current Report on Form 8-K was provided to BKD in accordance with Item 304(a)(3) of Regulation S-K. In addition, the Company requested that BKD furnish the Company with a letter addressed to the SEC stating whether or not BKD agrees with the above statements.  A copy of BKD’s letter to the Commission, dated April 14, 2014, is attached as an exhibit to this report.

(b)           On April 14, 2014, the Company engaged JonesBaggett LLP (“JonesBaggett”) as its registered independent accounting firm, formally replacing BKD.  The Company will request shareholder ratification of the appointment of JonesBaggett as its independent registered public accounting firm at its 2014 annual meeting of shareholders.

During the two most recent fiscal years, and the subsequent interim period prior to engaging JonesBaggett, neither the Company, nor anyone on its behalf, consulted JonesBaggett regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through April 14, 2014.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.                                Description

Exhibit 16.1	Letter from BKD, LLP to the Securities and Exchange Commission, dated April 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T Bancshares, Inc.

Date: April 14, 2014	By:	/s/ Patrick Howard
Patrick Howard
President and Chief Executive Officer/Principal Executive Officer